Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
REVENUE
Rent	$ 4,083,715	$ 433,196
Tenant reimbursements	2,001,561	104,275
Other income	273,410	6,763
Total Revenue	6,358,686	544,234
EXPENSES
General & administrative	249,970	232,796
Salary and compensation	1,191,542	439,950
Professional	390,512	567,844
Property operating expenses	2,654,787	60,024
Real estate taxes & insurance	957,638	144,167
Depreciation and amortization	2,845,029	251,959
Total Expenses	8,289,478	1,696,740
Operating Loss	(1,930,792)	(1,152,506)
Interest expense	(1,975,994)	(308,469)
NET LOSS	(3,906,786)	(1,460,975)
Net loss attributable to noncontolling interests - Operating Partnership	(971,916)	0
Net loss attributable to noncontolling interests - consolidated real estate entities	(162,005)	(170,346)
NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$ (2,772,865)	$ (1,290,629)
Loss per common share basic and diluted	$ (0.17)	$ (0.08)